Filed Pursuant to Rule 497(e)
Registration Statement No. 333 - 145064
TIAA-CREF LIFE SEPARATE ACCOUNT VA‑1
TIAA-CREF LIFE INSURANCE COMPANY
PROSPECTUS SUPPLEMENT NUMBER (6)
Dated March 11, 2025, to the Intelligent Variable Annuity® Prospectus, as supplemented January 21, 2025, December 5, 2024, July 26, 2024, June 18, 2024 and June 14, 2024.
This supplement amends certain disclosures in the above-referenced prospectus for the Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.
In Appendix A of the Intelligent Variable Annuity prospectus the “Portfolios” table is updated to reflect current expense updates effective February 28, 2025 and performance results as of December 31, 2024 for the Dimensional Portfolios.

		Average Annual Total Returns (12/31/24)
	Current Expenses	1 year	5 years	10 years
DIMENSIONAL VA EQUITY ALLOCATION PORTFOLIO[2]	0.31%	15.10%	10.74%	-
DIMENSIONAL VA GLOBAL BOND PORTFOLIO	0.21%	5.38%	0.81%	1.53%
DIMENSIONAL VA GLOBAL MODERATE ALLOCATION PORTFOLIO[2]	0.28%	11.99%	7.77%	6.95%
DIMENSIONAL VA INTERNATIONAL SMALL PORTFOLIO	0.39%	3.82%	4.11%	5.91%
DIMENSIONAL VA INTERNATIONAL VALUE PORTFOLIO	0.28%	6.62%	7.08%	5.62%
DIMENSIONAL VA SHORT-TERM FIXED PORTFOLIO	0.12%	5.48%	1.91%	1.57%
DIMENSIONAL VA U.S. LARGE VALUE	0.21%	13.38%	8.43%	8.52%
DIMENSIONAL VA U.S. TARGETED VALUE PORTFOLIO	0.28%	3.75%	0.67%	0.97%
For more information about these changes and about the portfolios in general, refer to the Dimensional prospectuses.
Please keep this supplement with your prospectus for future reference.

PIKE8 (3/25)